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                                             Filed Pursuant to Rule 497(e)
                                             Registration File No.: 33-23669


                       SUPPLEMENT TO THE PROSPECTUS OF
                         DEAN WITTER STRATEGIST FUND
                           DATED SEPTEMBER 26, 1997

   The sixth paragraph of the section entitled "The Fund and Its Management" in the above Prospectus is revised to reflect that, effective May 1, 1998, the Trustees of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $2 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.60% of the portion of daily net assets not exceeding $500 million; 0.55% of the next $500 million; 0.50% of the next $500 million; 0.475% of the next $500 million; and 0.45% of the portion of daily net assets exceeding $2 billion.

May 1, 1998